UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C

(Rule 14C-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for use of the Commission only (as permitted by Rule

      14c-5(d)(2)

|X |   Definitive Information Statement

ROYCE BIOMEDICAL, INC.

(Name of Registrant as Specified in its Charter)

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|X|   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)   Title of each class of securities to which transaction applies.

(2)   Aggregate number of securities to which transaction applies.

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange Act

      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(4)   Date Filed:

ROYCE BIOMEDICAL, INC.

433 TOWN CENTER, SUITE 316

CORTE MADERA, CALIFORNIA 94925

June 1, 2005

Dear Shareholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Royce Biomedical, Inc. (the “Company”). The purpose of this Information Statement is to notify the shareholders that on May 27, 2005, the Company received written consent (the “Written Consent”) from certain principal shareholders of the Company (identified in the section entitled “Voting Securities and Principal Holders Thereof”) holding 73,000,000 shares of Common Stock, representing approximately 68.7% of the total issued and outstanding Common Stock (41.2% of the voting control of the Company) and the Preferred Shareholder representing 40% of the voting control of the Company for a total of 81.2%, adopting the following resolutions:

1. The nomination of five directors to our Board of Directors, who will each serve until our next annual meeting of shareholders or until their respective successor has been elected and qualified;

2. The adoption of the Royce Biomedical, Inc. 2005 Stock Incentive Plan;

3. The adoption of the Amended and Restated Articles of Incorporation (“Restated Articles”) to increase the number of authorized shares of common stock from one hundred million (100,000,000) shares to five hundred million (500,000,000) shares;

4. To ratify the appointment of Devisser Gray Chartered Accountants as our independent registered public accounting firm for the fiscal year ended June 30, 2005;

5. The change in our corporate name from Royce Biomedical, Inc. to Smart-tek Solutions Inc.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders. The resolutions will not become effective before the date which is 20 days after this Information Statement was first mailed to shareholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority shareholders of the Company.

This Information Statement is being mailed on or about June 13, 2005 to shareholders of record on May 26, 2005 (the “Record Date”).

By Order of the Board of Directors,

/s/ Donald Gee

Donald Gee

President & Chief Executive Officer

Corte Madera, CA

June 1, 2005

WE ARE NOT ASKING YOU FOR A PROXY AND

                     YOU ARE REQUESTED NOT TO SEND US A PROXY.

ROYCE BIOMEDICAL, INC.

433 TOWN CENTER, SUITE 316

CORTE MADERA, CALIFORNIA

94925

_________________________________

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

_____________________________________

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

_______________________________________________________________

June 1, 2005

      We are sending you this Information Statement to inform you of various resolutions on May 27, 2005 from the Board of Directors and certain principal shareholders of the Company  (identified in the section entitled “Voting Securities and Principal Holders Thereof”) holding 73,000,000 shares of Common Stock, representing approximately 68.7% of the total issued and outstanding Common Stock (41.2% of the voting control of the Company) and the Preferred Shareholder representing 40% of the voting control of the Company for a total of 81.2%, of our outstanding stock adopting the following resolutions:

1. The nomination of five directors to our Board of Directors, who will each serve until our next annual meeting of shareholders or until their respective successor has been elected and qualified;

2. The adoption of the Royce Biomedical, Inc. 2005 Stock Incentive Plan;

3. The adoption of the Amended and Restated Articles of Incorporation (“Restated Articles”) to increase the number of authorized shares of common stock from one hundred million (100,000,000) shares to five hundred million (500,000,000) shares;

4. To ratify the appointment of Devisser Gray Chartered Accountants as our independent registered public accounting firm for the fiscal year ended June 30, 2005;

5. The change in our corporate name from Royce Biomedical, Inc. to Smart-tek Solutions Inc.

The adoption of the foregoing resolutions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from shareholders.

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to the Company’s shareholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $2,500, will be paid by the Company.

      Our principal executive offices are located at 433 Town Center, Suite 316,

Corte Madera, CA 94925 and our telephone number is (415) 738-8887.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has both preferred and common classes of voting stock outstanding.

Section 78.320 of the NRS provides in substance that, unless the Company’s Articles of Incorporation provides otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the shareholders to approve the adoption of the Restated Articles of Incorporation.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company’s shareholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about July 3, 2005, 20 days after the mailing of this Information Statement.

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE  MAILING TO OUR SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE

CORPORATE ACTION MAY BE TAKEN.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following discloses, as of the May 26, 2005, information concerning the ownership of our Common Stock by:

        o   each person who is known by us to own beneficially 5% or more of our

            Common Stock,

        o   each of our directors and director nominees, and

        o   all officers and directors as a group.

      A person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. Beneficial ownership also includes shares indirectly or shares over which a person has the right, by contract, understanding or other arrangement, to exercise voting or dispositive powers. As of May 26, 2005, there were an aggregate of 106,219,683 shares of Common Stock outstanding.

      Except as otherwise indicated, we believe that the persons identified in the table have sole voting and dispositive power with respect to their shares. Unless otherwise indicated, the address for each beneficial owner is 433 Town Center, Suite 316, Corte Madera CA 94925.

-----------------------------------------------------------------------------------------------------

                                                  Amount of       Percent of

Percent of

  Name of Beneficial Owner          Title              Common Shares          Voting Control

-----------------------------------------------------------------------------------------------------

Donald Gee

10,000,000 (1)

9.4%

5.6%

-----------------------------------------------------------------------------------------------------

Joseph C. Sienkiewicz

10,000,000 (1)

9.4%

5.6%

-----------------------------------------------------------------------------------------------------

Denis Gallant

  4,000,000 (2)

3.8%

2.3%

-----------------------------------------------------------------------------------------------------

Robert Vivacqua

  4,000,000 (2)

3.8%

2.3%

-----------------------------------------------------------------------------------------------------

Conrad Lacker

  4,000,000 (2)

3.8%

2.3%

-----------------------------------------------------------------------------------------------------

Palm Coast Funding, LLP

23,000,000 (3)

21.7%

13%

31 Roehampton Avenue

Suite 206

Toronto, ON

Canada

M4P-1P9

-----------------------------------------------------------------------------------------------------

Essex Property Management

  9,000,000 (4)

8.5%

5.1%

6925 Angus Drive

Vancouver, BC

Canada

V6P 5J4

Perry Law

  ----0----    (5)

0,.0%

            40.0%

Officer and Directors as a

group (5 persons)

32,000,000

30.1%                          18.1%

-----------------------------------------------------------------------------------------------------

(1)      Shares issued as compensation for services as a director and officer of the Company

(2)      Shares issued as compensation for services as a director of the Corporation’s Board

(3)

Shares issued as per consulting agreement entered into on February 14, 2005

(4)

Shares issued as per consulting agreement entered into on December 8, 2004

(5)

One Preferred Share issued pursuant to a Share Exchange Agreement dated April 15, 2005 which holds 40% of voting control of the Company

PROPOSAL I

ELECTION OF DIRECTORS

VOTING INFORMATION AND NOMINEES FOR ELECTION

      Each director to be elected on the effective date of the written consent executed by a majority in interest of our Common Stock holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. At present, our bylaws provide for not less than one director. Currently, we have five members serving on our Board of Directors. The bylaws permit the Board of Directors to fill any vacancy and any such director may serve until the next annual meeting of shareholders or until his successor is elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contracts, at the discretion of the Board. There are no family relations among any of our executive officers or directors. Our officers devote all required business time to our operations.

      Directors are elected by a plurality of the votes cast, in person or represented by proxy. Holders of a majority in interest of our outstanding Common Stock have executed a written consent electing each of the director nominees as directors. We have no reason to believe that any nominee will be unable to serve.

DIRECTORS AND EXECUTIVE OFFICERS

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS

      The following identifies our executive officers and directors and provides information about them:

--------------------------------------------------------------------------------

           Name                         Age                     Position

--------------------------------------------------------------------------------

Donald Gee                             55

 President , Chief Executive Officer

 and Chairman of the Board of Directors

--------------------------------------------------------------------------------

Joseph C. Sienkiewicz            49        Chief Financial Officer,Secretary and

 Director

--------------------------------------------------------------------------------

Denis Gallant

                        32        Director

--------------------------------------------------------------------------------

Robert Vivacqua                     40        Director

--------------------------------------------------------------------------------

Conrad Lacker                        64        Director

--------------------------------------------------------------------------------

      DONALD GEE was elected as Chairman of the Board on December 2, 2004 and appointed to the position of President and Chief Executive Officer also on December 2, 2004.  Mr. Gee, has worked as Chief Financial Officer for a Toronto Stock Exchange listed gaming company and financial advisor to a national aerospace company. He is President of Cantech Capital Corp. for over 10 years. Cantech Capital Corp. provides financial and management consulting services to both private and publicly listed companies, primarily in Canada, and has over 25 years experience as a Chartered Accountant. He was the principal founder of Gee & Company Chartered Accountants, a successful Vancouver public accounting firm. Mr. Gee has served on the boards of several public companies and his chief strengths include the ability to identify, develop and implement successful corporate strategies. He is a member of the Chartered Accountants of BC and a member of the Canadian Institute of Mining and Metallurgy. Mr. Gee currently serves a President of Acero-Martin Exploration Inc.(a TSX Venture listed public company), Yankee Hat Industries Corp. (a TSX Venture listed public company) and Madalena Ventures Inc. (a private company).

      JOSEPH C. SIENKIEWICZ was elected to our Board of Directors on December 2, 2004 and was appointed the company’s Chief Financial Officer also on December 2, 2004. Mr. Sienkiewicz has served in executive management positions of various private and public companies since leaving KPMG in 1983, most recently serving as Chief Financial Officer of Capital West Funding Partners Inc. in addition to President of Abaco Holdings, LLC,a private venture company. Mr. Sienkiewicz, a certified public accountant also holds a Masters degree in Federal Taxation.  Mr. Sienkiewicz is a member of the New York and New Jersey Societies of Certified Public Accountants, the American Institute of Certified Public Accountants and the Financial Executives Institute.

      DENIS GALLANT was elected to our Board of Directors on December 5, 2004.  Mr. Gallant currently serves as Chairman of our Audit Committee and is member of the Board’s Compensation Committee.  Mr. Gallant previously served as Chief Financial Officer of InteliSys Aviation Systems of America Inc., a public company specializing in aviation industry software development.  Mr. Gallant comes with over 10 years of experience in the finance and accounting field.  Denis has gained many years of valuable experience holding various senior positions in finance within companies reporting to the Securities and Exchange Commission of the United States such as InteliSys. Mr. Gallant speaks two languages and holds a Bachelor of Business Administration degree with a Major in Accounting.

CONRAD LACKER was elected to our Board of Directors on December 5, 2004.  Mr. Lacker currently serves as Chairman of our Compensation Committee.  Mr. Lacker has been a merchandising and sales professional all of his business career. Prior to founding TC Kidco Inc., he was the founder and President of Suzy Creamcheese

(Canada) Ltd., a retail chain. The company controlled in excess of 50 stores in Canada and Hawaii, USA. After selling his interest in Suzy Creamcheese (Canada) Ltd., in 1987, he has been active as an investor in a variety of companies. He has a proven track record with startup business concepts. Currently he is Director of Yankee Hat Minerals Ltd., a TSX Venture publicly listed mineral exploration company.

      ROBERT VIVACQUA was elected to the Board of Directors on December 2, 2004.  Mr. Vivacqua currently serves on our Audit Committee.   Mr. Vivacqua has been engaged for the past seven years as a consultant for Manulife Financial in addition to his position as a partner in a small independent Venture Capital firm, RJ Sterling Venture Capital, providing consulting services for individual investors in the areas of financial/estate planning, and mortgage facilitation as well as assisting and providing a wide range of services to small and mid size corporations. Mr. Vivacqua has also worked within several large and medium sized firms within the investment industry including Bank of America and Elliott & Page Mutual Funds, which eventually amalgamated into Manulife Financial. Additionally, Mr. Vivacqua has facilitated financing transactions for small to mid-sized private and public companies through his extensive contacts within the investment industry and RJ Sterling Venture Capital.

      There is no family relationship between any of our officers and directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and 10% shareholders to file reports regarding initial ownership and changes in ownership with the SEC. Executive officers, directors, and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our executive officers, directors and 10% shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities, (ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership.

      Based solely upon our review of Forms 3, 4 and 5, the following transactions were not reported on a timely basis:

On December 21, 2004,

Joseph Sienkiewicz filed a Form 3 to disclose his initial ownership of zero (0) shares.

On February 15, 2005,

Joseph Sienkiewicz filed a Form 4 to disclose his ownership of ten million (10,000,000) shares.

On December 22, 2004,

Donald Gee filed a Form 3 to disclose his initial ownership of zero (0) shares.

On February 15, 2005,

Donald Gee filed a Form 4 to disclose his ownership of ten million (10,000,000) shares.

On February 23, 2005

Denis Gallant filed a Form 3 to disclose his initial ownership of zero (0) shares.

On February 23, 2005

Denis Gallant filed a Form 4 to disclose his ownership of  four million (4,000,000) shares.

On March 9, 2005

Robert Vivacqua filed a Form 3 to disclose his initial ownership of zero (0) shares.

On March 9, 2005

Robert Vivacqua filed a Form 4 to disclose his ownership of  four million (4,000,000) shares.

On March 1 , 2005

Conrad Lacker filed a Form 3 to disclose his initial ownership of zero (0) shares.

On March 1, 2005

Conrad Lacker filed a Form 4 to disclose his ownership of  four million (4,000,000) shares.

Based on the Company’s review of Forms 3, 4 and 5, it has been determined that the following individuals and/or entities failed to file the forms required as per Section 16(a) of the Exchange Act;

Kathy Jiang, Ken Pappas, Gregory Sharpe and Yan Xiao Wen failed to file the Forms 3, 4 and 5 to disclose their share ownership; and

Quantrum Assets Limited failed to file their Form 13G to disclose their share ownership.

      The following table sets forth the names of the director nominees, their positions with us and the year in which they became directors. Donald Gee will become the new Chairman of the Board of Directors and Joseph C. Sienkiewicz will become Secretary of the Board. Executive officers are appointed annually and, except to the extent governed by employment contracts, serve at the discretion of the Board of Directors.

--------------------------------------------------------------------------------

 NAME               AGE         Position with the           Served as Officer

                                            COMPANY                AND/OR DIRECTOR SINCE

--------------------------------------------------------------------------------

                                     President, Chief Executive Officer and Chairman of

                                     the Board of Directors

Donald Gee           55

                2004 (1)

--------------------------------------------------------------------------------

                                     Chief Financial Officer and Director

Joseph C. Sienkiewicz           49

    2004(2)

--------------------------------------------------------------------------------

Denis Gallant          32        Director

    2004 (3)

--------------------------------------------------------------------------------

Robert Vivacqua     40        Director

    2004 (3)

--------------------------------------------------------------------------------

Conrad Lacker        64        Director

    2004 (3)

--------------------------------------------------------------------------------

      (1) In December 2004, Mr. Gee became President and Chief Executive Officer of the Company.

      (2) In December 2004, Mr. Sienkiewicz became Chief Financial Officer of the Company

     (3) Elected to the Board of Directors in December 2004

      Ms. Helen Zhao and Ms. Kathy Jiang were directors of the Company until their resignations on December 2, 2004. Dr. Wen was a director until his resignation on December 5, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE:

      The role of the Audit Committee is to assist the Board in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, (4) the development, implementation and performance of our internal audit function and (5) the performance of our independent auditors. The Audit Committee is currently developing protocols for our internal audit function. The Audit Committee will also prepare the report required by the rules of the Securities and Exchange Commission to be included in our annual proxy or information statement.

The Corporation’s Board of Directors nominated independent members of the Board to form an Independent Audit Committee.  The members of the Audit Committee are: Denis Gallant, Chairman of the committee, Robert Vivacqua and Conrad Lacker.  All three members are non-employee, non-executive and independent members of the Board of Directors.

COMPENSATION COMMITTEE:

The role of the Compensation Committee is to prepare and submit Compensation matters to the Board of Directors for consideration.  The Compensation Committee will be responsible for determining the appropriate compensation to be offered to our officers and directors as well as administer the Royce Biomedical, Inc. 2005 Stock Incentive Plan.  The Compensation Committee members are: Conrad Lacker, Chairman of the committee, Donald Gee and Denis Gallant.  Messrs. Gallant and Lacker are non-employee members of the Board of Directors.  Mr. Gee is the President, CEO and Chairman of the Board.

EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

      The following table includes information concerning the compensation paid to or earned by those persons serving as chief executive officer at any time during the last two fiscal years and any other executive officer whose annual compensation exceeded $100,000 for such fiscal year (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

Annual Compensation				Long Term Compensation
Name and Principal Position (1)	Fiscal Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Awards	Options Granted	All Other Compen-sation
Kathy Jiang, President and Chief Executive Officer from April 1999 to December 2, 2004	2004	$30,700	--	--	--	--	--
	2003	$30,700-	--	--	--	--	--
	2002	$30,200	--	--	--	--	--

(1) Effective December 2, 2004, Mrs. Jiang has resigned.  Mr. Donald Gee was appointed President and Chief Executive Officer on December 2, 2004.  Salary in the amount of $5,000 was accrued but unpaid for Mr. Gee services for the month of December 2004.

      Employment Agreements: We have entered into executive employment agreements with Donald Gee, our Chief Executive Officer and Joseph C. Sienkiewicz, our Chief Financial Officer.  Mr. Gee receives an annual base salary of $60,000 per year and Mr. Sienkiewicz receives an annual base salary of $36,000 per year. Once an acquisition of a company with a minimum of $1MM in revenues is completed, Messrs. Gee’s and Sienkiewicz’s annual base compensation increases to $120,000 and $84,000, respectively The agreements with Messrs. Gee and Sienkiewicz are for three year initial terms, terminating December 2, 2007.  The agreements provide that the executives are entitled to bonuses to the extent determined by our Board of Directors, and to participate in employee benefit programs, including our stock option plan and annual increases of not less than 10% during the term of the agreements.

      Each agreement provides for automatic one year renewal terms, unless a party provides notice of termination at least 90 days prior to the end of the initial or any renewal term. Each agreement contains usual and customary grounds for termination by us, and may be terminated by the executive for good reason. In the event we terminate the agreement without cause, the executive terminates the agreement for good reason, or in the event we experience a change in control (as defined in the agreement), we must pay the executive a lump sum in an amount of up to two years' salary at his then current rate. Each agreement also contains confidentiality provisions designed to protect confidential information imparted to the executive during the course of his employment. The executive also assigns all of his rights to inventions created by the executive during the course of his employment. Each agreement also contains a one-year restrictive covenant following termination of the agreement, restricting the executive from competing against us or soliciting our employees.

PROPOSAL II

TO ADOPT THE ROYCE BIOMEDICAL, INC. 2005 STOCK INCENTIVE PLAN

STOCK OPTION GRANTS IN LAST FISCAL YEAR

NONE

NEW PLAN BENEFITS

      The table below presents certain information with respect to new stock options to be granted under the 2005 Stock Incentive Plan to our executive officers (for whom executive compensation information is provided under the section entitled "Executive Compensation and Employment Agreement") as follows:

Except for the 650,000 stock options granted to Messrs Law and Platt pursuant to Employment Agreements dated April 23,2005, no new equity-based awards have been approved at this time to any employee, officer, director or consultant. We anticipate that other equity-based awards may be granted to the officers, directors, other employees and consultants under the 2005 Stock Incentive Plan. However, the amount of shares of Common Stock that may be granted to the named individual will be based upon various prospective factors, including, the nature of services to be rendered by our employees, officers, directors and consultants, and their potential contributions to our success. Accordingly, actual awards cannot be determined at this time.

2005 STOCK INCENTIVE PLAN

      We sponsor the Royce Biomedical, Inc. 2005 Stock Incentive Plan ("2005 Plan"), which has twenty-five million (25,000,000) shares reserved for issuance. Participation in the 2005 Plan is limited to our employees, consultants and directors, and those of our affiliates. The 2005 Plan provides for grants of restricted stock and non-qualified stock options and incentive stock options to purchase shares of Common Stock.

The 2005 Plan provides for equitable adjustment of the number of shares subject to the 2005 Plan, the number of shares of each subsequent award of stock, and the unexercised portion of the stock option award described below in the event of a change in our capitalization due to a stock split, stock dividend re-capitalization, merger, or similar event.

Stock option grants made in connection with a non-employee director's beginning service must be 50% vested and exercisable on the date of grant and the remainder of the stock option will vest and become exercisable on the first anniversary of the date of grant. Stock option grants made in calendar years other than the calendar year in which a non-employee director begins service will vest and become exercisable as determined by the Board of Directors. The 2005 Plan provides for a "cashless exercise" procedure with respect to all stock options granted under the Stock Incentive Plan if the Common Stock is quoted on a national market or on the Over the Counter Bulletin Board.

      Unless terminated by the Board of Directors earlier, the 2005 Stock

Incentive Plan will terminate on May 31, 2015.

OPTION EXERCISES AND YEAR END VALUES

      No options to purchase shares of Common Stock were granted to the Named Executive Officers.

COMPENSATION OF DIRECTORS

      Under the 2005 Plan, each non-employee director may receive an option to purchase up to a maximum of 2,500,000 shares of Common Stock as of the date the non-employee director begins serving in that capacity.

Additionally, each non-employee director may also receive an option to purchase up to a maximum of an additional 2,500,000 shares of Common Stock in a calendar year. The exercise price for each option is the fair market value of the Common Stock at the time of grant. Subsequent to the fiscal year ended June 30, 2004, neither of our three non-employee directors was awarded any options to purchase shares of Common Stock.

Under no circumstances shall a non-employee director receive options to purchase more than 2,500,000 shares in the aggregate in any given calendar year.

      The Company maintains the 2005 Stock Incentive Plan for the benefit of eligible employees, consultants and non-employee directors of the Company. Our Board of Directors believes that the 2005 Stock Incentive Plan satisfies the Company's objective of enhancing our profitability and value for the benefit of our shareholders by enabling us to offer eligible employees, consultants and non-employee directors of the Company and its affiliates stock-based incentives. We believe that this helps to create a means to raise the level of stock ownership by these individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our shareholders.

      On May 27, 2005, our Board of Directors approved the adoption of the 2005 Stock Incentive Plan, subject to shareholder approval at the 2005 Annual Meeting.  In addition, as required under current tax law, the performance goals applicable to restricted stock granted under the Stock Incentive Plan are being submitted to the shareholders for re-approval to meet the requirement under the tax regulations that these criteria be submitted for shareholder approval at least every five years to preserve, to the extent possible, our tax deduction for such grants in accordance with Section 162(m) of the Internal Revenue Code.

      The key provisions of the 2005 Stock Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the 2005 Stock Incentive Plan, a copy of which is available upon request from the Chief Financial Officer. Please refer to the 2005 Stock Incentive Plan for a complete statement of the 2005 Stock Incentive Plan's provisions.

      Under the 2005 Stock Incentive Plan, we may grant non-qualified stock options and incentive stock options to purchase shares of Common Stock, and restricted stock. Currently, the aggregate maximum number of shares for which awards may be issued under the 2005 Stock Incentive Plan is 25,000,000 shares of Common Stock. The 2005 Stock Incentive Plan does provide for equitable adjustment of the number of shares subject to the 2005 Stock Incentive Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend recapitalization, merger or similar event. Other than with regard to incentive stock options, the number of shares that may be delivered under the 2005 Stock Incentive Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause the Company to withhold from the shares of Common Stock otherwise deliverable to him or her upon the exercise of an award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

      The authority to control and manage the operation and administration of the 2005 Stock Incentive Plan is vested in a Committee appointed by our Board of Directors from time to time. The Committee has discretion to: (i) determine the types, terms and conditions of all awards, including the exercise price or purchase price (if any), the performance goals and other earn-out and/or vesting contingencies and acceleration provisions; (ii) adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees); and (iii) delegate administrative responsibilities, to construe and interpret the terms of the 2005 Stock Incentive Plan and any agreements evidencing awards granted.

      The Committee, in its sole discretion, may grant stock options and restricted stock to employees and consultants of the Company and its subsidiary corporations. Participants are selected on the basis of demonstrated ability to contribute substantially to the Company. Our Board has authority to grant stock options to non-employee directors according to the 2005 Stock Incentive Plan. All awards are subject to the terms of a written agreement between the participant and the Company.

      The 2005 Stock Incentive Plan will become effective upon shareholder approval.

      The awards granted under the 2005 Stock Incentive Plan may be either incentive stock options, non-qualified stock options or restricted stock.

      The vesting schedule for any option granted under the 2005 Stock Incentive Plan, will be determined by our Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.  The Committee has the right to accelerate the exercisability of any option.

      Unless otherwise determined by the Committee at grant, each stock option will provide that (i) if the participant engages in detrimental activity (as defined in the 2005 Stock Incentive Plan) prior to exercise of the stock option, all stock options held by the participant will terminate; (ii) as a condition of the exercise of a stock option, the participant must certify at the time of exercise that the participant is in compliance with the terms and conditions of the 2005 Stock Incentive Plan and that the participant has not engaged in, and does not intend to engage in, detrimental activity; and (iii) if the participant engages in detrimental activity, the Company is entitled to receive from the participant at any time within one year after such exercise, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). These provisions do not apply on or after a change in control (as defined in the 2005 Stock Incentive Plan).

INCENTIVE STOCK OPTIONS

      Stock options qualify as incentive stock options if they meet the requirements of Section 422 of the Internal Revenue Internal Revenue Code.  Incentive stock options may only be granted to employees of the Company or its parent or subsidiary and any person holding capital stock of the Company or its parent or subsidiary possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or its parent or subsidiary will not be eligible to receive incentive stock options unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted and the term is not longer than five years. Each incentive stock option granted pursuant to the 2005 Stock Incentive Plan is exercisable, during the participant's lifetime, only by the participant or the participant's guardian or legal representative.

NON-QUALIFIED STOCK OPTIONS

      Non-qualified stock options may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to us and our affiliates. Stock options are non-qualified stock options if they do not meet the requirements for incentive stock options.

RESTRICTED STOCK

      The Committee may grant shares of restricted stock, which is an award of shares of Common Stock that is subject to the attainment of pre-established performance goals or other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of the Company, or any of its subsidiaries. Unless otherwise determined by the Committee at grant, each award of restricted stock will provide that if the participant engages in detrimental activity prior to, or during the one year period after, any vesting of restricted stock, the Committee may direct (at any time within two years thereafter) that all unvested restricted stock be immediately forfeited to the Company and that the participant will pay the Company an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above (this does not apply on or after a Change in Control). The purchase price of the restricted stock will be fixed by the Committee.

Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the award date by executing a restricted stock agreement, which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse, and paying whatever price (if any) the Committee designates. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an award of restricted stock will not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such award.

Section 162(m) of the Internal Revenue Code allows an employer a tax deduction for certain compensation in excess of $1,000,000 paid to "covered employees" (generally, the top five named executive officers listed on the Summary Compensation Table) of a publicly held corporation of the compensation is "qualified performance-based" compensation.

      Awards of restricted stock may or may not be structured to satisfy Section 162(m) of the Internal Revenue Code. Restricted stock that is intended to be performance-based under Section 162(m) of the Internal Revenue Code may be based upon the attainment of one or more of the following performance goals: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (x)

the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" means all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

      In addition, such performance criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Internal Revenue Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the performance criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.  Tax regulations generally require that shareholders re-approve the material terms of the performance criteria every five years.

      All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will non-qualified stock options or incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiary corporations (a "10% Shareholder")).

      The exercise price per share of Common Stock subject to an incentive stock option or a stock option intended to be "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will be determined by the Committee at the time of grant but will not be less than 100% of the fair market value of the shares of Common Stock at the time of grant. However, if an incentive stock option is granted to a 10% Shareholder, the exercise price will be no less than 110% of the fair market value of the Common Stock. The exercise price per share of Common Stock subject to a non-qualified stock option will be determined by the Committee.

      To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under this 2005 Stock Incentive Plan and/or any other stock option plan of the Company or any of its subsidiary or parent corporations exceeds $100,000, such options will be treated as non-qualified stock options. In addition, if an employee does not remain employed by the Company, or any of its subsidiary or parent corporations at all times from the time an incentive stock option is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option will be treated as a non-qualified stock option. Should any provision of this 2005 Stock Incentive Plan not be necessary in order for the stock options to qualify as incentive stock options, or should any additional provisions be required, the Committee may amend this 2005 Stock Incentive Plan accordingly, without the necessity of obtaining the approval of the Company shareholders.

      Payment of the purchase price is by (i) cash, check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market quoted on a national quotation system sponsored by the National Association of Securities Dealers, or on the Over The Counter Bulletin Board, and the Committee authorizes, through a "cashless exercise" procedure whereby the participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of stock options or by payment in full or in part in the form of Common Stock owned by the participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements based on the fair market value of the Common Stock on the payment date).

      Upon the award of restricted stock, the recipient has all rights of a shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

      Optionees do not have shareholder rights (e.g., right to vote and receive dividends) until they exercise their options and receive shares of Common Stock.

      Each stock option expires and is no longer exercisable on the dates that Committee determines, but in no event later than 10 years after the grant date.  Stock options can also be terminated under certain circumstances following a "change in control."

      According to our 2005 Stock Incentive Plan, a "change in control" occurs if: (i) we are dissolved or liquidated; (ii) we reorganize, merge or consolidate with one or more corporations where we are not the surviving entity; (iii) we liquidate or sell all of substantially all of our assets to a person who owns at least 50% or more of the combined voting power of our outstanding voting securities, or (iv) if a person becomes the beneficial owner of 50% or more of the combined voting power of our then outstanding securities (provided that if any person becomes the beneficial owner of such securities but does become entitled to the voting power of those securities, it does not constitute a change in control).

      Upon a change in control, unless otherwise provided in your award agreement: (i) any unvested outstanding options will become fully vested unless your option is either assumed or replaced with a substitute option covering the shares of a successor corporation; and (ii) restrictions as to which any shares of restricted stock are subject will lapse. However, upon the occurrence of an "acquisition event" (as defined in the 2005

Stock Incentive Plan), all outstanding options will become fully vested and will terminate unless they are exercised within 20 days after written notice of such "acquisition event."

      If our corporate structure changes or if our shares change (e.g., if we recapitalize, we split our stock, we consolidate, we undertake a rights offering, or we issue a stock dividend), the Committee will make appropriate adjustments to the number or class of shares which may be distributed under the 2005 Stock Incentive Plan and the option price or other price of shares subject to the outstanding awards under the 2005 Stock Incentive Plan in order to prevent enlargement of rights or substantial dilution.

      Non-employee directors may receive an option to purchase up to 4,000,000 shares of Common Stock as of the date the non-employee Directors begins serving in that capacity. In addition, each non-employee director may receive an option to purchase up to 2,000,000 shares of Common Stock in a calendar year. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, exercisable for 10 years, 50% of which vest on the date of grant and 50% vest on the first anniversary of the date of grant, provided that the participant serves as a non-employee director of the Company on each vesting date.

      The following discussion of the federal income tax consequences of the granting and exercise of stock options under the 2005 Stock Incentive Plan, and the sale of Common Stock acquired as a result thereof is based on an analysis of the Internal Revenue Code, existing laws, judicial decisions, and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, a participant may also be subject to state, local, estate and gift tax consequences, none of which is described below. This discussion is limited to the U.S. federal income tax consequences to individuals, who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

INCENTIVE STOCK OPTIONS.

      Neither the grant nor, provided the holding periods described below are satisfied, the exercise of an incentive stock option will result in taxable income, to a participant or a tax deduction for the Company. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired upon exercise of an incentive stock option (determined at the time the option is exercised) and the exercise price for such shares will be considered part of the participant's income.

      If the applicable holding periods described below are satisfied, the sale of shares of Common Stock purchased upon the exercise of an incentive stock option will result in capital gain or loss to the participant and will not result in a tax deduction to the Company. To receive the foregoing tax treatment as to the shares acquired upon exercise of an incentive stock option, a participant must hold such shares for at least two years following the date the incentive stock option is granted and for one year following the date the incentive stock option is exercised, In addition, a participant generally must be an employee of the Company (or a subsidiary corporation of the Company) at all times between the date of grant and the date three months before exercise of the option.

      If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of: (i) the fair market value of the shares on the date of exercise minus the exercise price; or (ii) the amount realized on the disposition minus the exercise price, will be treated as ordinary compensation income in the taxable year of the disposition of the shares, with any remaining gain being treated as capital gain. If the holding periods are not satisfied, the Company will generally be entitled to a tax deduction equal to the amount of such ordinary income included in the participant's taxable income, subject to Section 162(m) of the Internal Revenue Code.

NON-QUALIFIED STOCK OPTIONS.

      No taxable income will be recognized by a participant at the time a non-qualified stock option is granted to him or her.

      Ordinary compensation income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares purchased by the participant over the exercise price for such shares.  Other than with regard to non-employee directors, this ordinary compensation income will also constitute wages subject to income tax withholding under the Internal Revenue Code and the Company will require the participant to make suitable arrangements to ensure that the participant remits to the Company an amount sufficient to satisfy all tax withholding requirements.

      The Company will generally be entitled to a deduction for federal income tax purposes at such time and in the same amount as the amount includable in the participant's ordinary income in connection with his or her exercise of a non-qualified stock option, subject to Section 162(m) of the Internal Revenue Code described herein.

      Upon a participant's subsequent sale or other disposition of shares purchased on exercise of a non-qualified stock option, the participant will recognize capital gain or loss (which may be short-term or long-term depending upon the participant's holding period) on the difference between the amount realized on such sale or other disposition and the participant's tax basis in the shares sold. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price for such shares and the amount includable in the participant's income with respect to such exercise and acquisition of the shares.

ALL STOCK OPTIONS.

      The following considerations may also apply to grants of non-qualified stock options and/or incentive stock options:

o   any officer and director of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options.

o   any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding a $1,000,000 limitation on deductible compensation), and

o   in the event that the exercisability or vesting of any stock option is accelerated because of a change in control, payments relating to the stock option (or a portion thereof), either alone or together with certain other payments, may constitute            parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes.

      Options may not be sold, assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution. An option may only be exercised by the participant during his or her lifetime or his or her estate, for a period of time after the participant's death. Restricted stock may not be transferred during the period or periods set by the Committee.

      Generally, our Board of Directors or the Committee has the power to amend, terminate or suspend all or any portion of the 2005 Stock Incentive Plan without shareholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the 2005 Stock Incentive Plan without the recipient's consent. Additionally, our Board of Directors may not, without further approval of the Company's shareholders, according to Nevada Law, solely to the extent required by the applicable provisions of Rule 16b-3, Sections 162(m) or 422 of the Internal Revenue Code, or the rules of any applicable exchange:

o   increase the aggregate number of shares of Common Stock that may be issued under this 2005 Stock Incentive Plan,

        o   increase the maximum individual participant limitations for a fiscal year,

o   change the classification of employees, consultants or non-employee directors eligible to receive awards under the 2005 Stock Incentive Plan,

        o   decrease the minimum option price of any stock option,

        o   extend the maximum stock option period,

        o   materially alter the performance criteria for restricted stock, or

        o   make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded.

      Unless terminated by our Board of Directors earlier, the 2005 Stock

Incentive Plan will terminate on December 31, 2015.

PROPOSAL III

      TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 500,000,000

RESTATED ARTICLES OF INCORPORATION

GENERAL

The Company's current Articles of Incorporation provides for an authorized capitalization consisting of 100,000,000 shares of common stock, $.001 par value per share, and 5,000,000 shares of preferred stock, $.001 par value per share. As of May 26 , 2005, there were 106,219,683 shares of Common Stock outstanding.

VOTE REQUIRED; MANNER OF APPROVAL

Approval to amend and restate the current Articles of Incorporation of the Company under the Nevada Revised Statutes (“NRS”) requires the affirmative vote of the holders of a majority of the voting power of the Company. The Company has both preferred and common classes of voting stock outstanding.

Section 78.320 of the NRS provides in substance that, unless the Company’s Articles of Incorporation provides otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

In accordance with the NRS, the affirmative vote on the Restated Articles of Incorporation of at least a majority of the outstanding shares has been obtained. As a result, no vote or proxy is required by the shareholders to approve the adoption of the Restated Articles of Incorporation.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), the Restated Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to the Company’s shareholders. As mentioned earlier, the Restated Articles will become effective upon its filing with the Secretary of State of the State of Nevada which is anticipated to be on or about July 3, 2005, 20 days after the mailing of this Information Statement.

PURPOSES AND EFFECT OF THE CHANGES

Background

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual meeting or a special meeting and must be approved by a majority of the outstanding voting securities.

Our Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to Royce’s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares.

The text of this Amendment is attached as Appendix A to this Information Statement.

Current Number of Authorized Common Shares and Shares Required to be Reserved

As of the Record Date, 106,219,683 shares of Common Stock were outstanding.

There is one (1) issued and outstanding share of Preferred Stock which has 40% voting control of the Company, the remaining 60% is controlled by the common shareholders.

Reasons for Authorizing Additional Shares of Common Stock and converting the terms of our Preferred Stock.

By increasing our authorized shares of Common Stock, we will have more than a sufficient number of shares of stock available for future actions, including future fund-raising activities or acquisitions.

Additionally, Royce is actively seeking equity capital. As such, the Board of Directors believes that it is Royce's best interest to authorize additional shares of its Common Stock for possible future issuances.

Increasing our number of authorized shares of Common Stock will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, which may include:

      o Paying existing creditors,

      o Financing transactions to improve our financial and business position,

      o Stock splits or stock dividends,

      o Acquisitions and mergers,

      o Recruiting employees and executives,

      o Employee benefit plans, and

      o Other proper business purposes.

However, we cannot make any assurances, nor can the Board predict, what effect, if any, the proposed increase in the number of authorized shares of Common Stock will have on the market price of our Common Stock.

If additional shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders' meetings. The Board, however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the shareholders only if the action is permissible under Nevada law, and only if the rules of the exchange on which the Common Stock is listed permit those issuances.

             The Company has no plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares at this time.

Moreover, the additional authorized shares of Common Stock may be used to discourage persons from attempting to gain control of Royce by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of Royce. We are not currently aware of any effort to obtain control of Royce and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Common Stock or possibly our Preferred Stock would dilute our current shareholders' interests in Royce.

An Overview of Our Common Stock

The following summarizes the rights of holders of our Common Stock:

o Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our Shareholders generally, including the election of directors;

      o There are no cumulative voting rights;

o The holders of our Common Stock are entitled to dividends and other     distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

o upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

o The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

What are the Effects on Royce’s Shareholders With Regard to this Amendment

Change?

It will not be necessary for you to surrender your share certificates upon approval of the proposed increase in the number of authorized shares. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the new amount of authorized shares will be set on the certificates.

PROPOSAL IV

       TO RATIFY OUR APPOINTMENT OF DEVISSER GRAY CHARTERED ACCOUNTANTS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Board of Directors has selected Devisser Gray Chartered Accountants to serve as our independent registered public accountants for the fiscal year ending June 30, 2005 and recommends to that our Shareholders vote for to ratify their appointment.

Effective September 15, 2004, Royce terminated its relationship with HLB Cinnamon Jang Willoughby & Company )”HLB”) as its independent auditors.  HLB’s report on Royce’s financial statements for the fiscal year ended June 30, 2003 (“Prior Fiscal Year”) did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Prior Fiscal Year and the interim period, Royce has had no disagreement with HLB as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Our Board of Directors approves appointing our auditors annually and subsequently submits ratifying the selection of Devisser Gray Chartered Accountants as our independent registered public accountants for the fiscal year ending June 30, 2005

PROPOSAL V

    TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM ROYCE BIOMEDICAL, INC. TO SMART-TEK SOLUTIONS INC.

Background

The procedure and requirements to effect an amendment to the articles of incorporation of a Nevada corporation are set forth in Section 78.390 of the Nevada Revised Statutes, which provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration at an annual meeting or a special meeting and must be approved by a majority of the outstanding voting securities.

Our Board of Directors unanimously adopted and the Consenting Shareholders have approved amending Royce's Articles of Incorporation to change our corporate name from "Royce Biomedical, Inc." to "Smart-tek Solutions Inc."

Reasons for Changing Our Corporate Name

Our Board of Directors believes that by changing our corporate name to Smart-tek Solutions Inc., will help to promote our public recognition and more accurately reflect our business focus.

What are the Effects on Royce Biomedical Shareholders With Regard to the Amendment Change?

It will not be necessary for you to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name "SMART-TEK SOLUTIONS INC." will be issued. Additionally, our Common Stock will continue to trade under the symbol "RYBO", however we intend to change our symbol to one that is associated with our new name. Because our Common Stock currently trades on the OTC Bulletin Board, we do not have a choice in selecting our new symbol, but it is chosen for us by the OTC.

.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

      Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

DIVIDEND POLICY

      We have not declared or paid cash dividends or made distributions in the past, and we do not anticipate paying cash dividends or making distributions in the foreseeable future. We currently intend to retain and reinvest future earnings, if any, to finance our operations.

MISCELLANEOUS

      We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge by writing to us at 433 Town Center, Suite 316, Corte Madera, California, 94925, Attention:Chief Financial Officer.

The following documents are incorporated herein by reference: The Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2004; and the Company's quarterly reports on Form 10-QSB for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; and reports filed on Form 8K on December 30, 2004, February 14, 2005, March 1, 2005, March 3, 2005, March 7, 2005, March 8, 2005, April 19, 2005, April 26, 2005, April 27, 2005 and May 26, 2005.

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement shall be deemed to be incorporated by reference into this Information Statement and to be a part hereof from the dates of filing such documents or reports. Any statement contained herein or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

THIS INFORMATION STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN CERTAIN EXHIBITS TO DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON TO WHOM A COPY OF THIS INFORMATION STATEMENT HAS BEEN DELIVERED UPON WRITTEN REQUEST TO JOSEPH C. SIENKIEWICZ, CORPORATE SECRETARY, ROYCE BIOMEDICAL, INC., 433 TOWN CENTER, SUITE 316, CORTE MADERA, CA, 94925, (415)738-8887.

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH ANY OF THESE PROPOSALS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE  MAILING TO OUR SHAREHOLDERS

OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST TWENTY (20) DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE

CORPORATE ACTION MAY BE TAKEN.

ANNEX I

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
ROYCE BIOMEDICAL, INC.

The undersigned hereby adopts as its chartering document these Amended and Restated Articles of Incorporation.

The name of the corporation is “SMART-TEK SOLUTIONS INC.”

ARTICLE III

Text of Amendment

The Company's authorized capital as set forth in Article III is amended to read as follows:

The Corporation's  authorized  capital shall consist of 500,000,000 shares of Common  Stock,  par value  $0.001,  and  5,000,000  shares of Preferred Stock,  par  value  $0.001.  The  preferred  shares  may be issued by this Corporation's  Board of Directors  from time to time in one or more series in the manner provided by Nevada law.

ANNEX II

ROYCE BIOMEDICAL, INC.

2005 STOCK INCENTIVE PLAN

      We sponsor the Royce Biomedical, Inc. 2005 Stock Incentive Plan ("2005 Plan"), which has twenty-five million (25,000,000) shares reserved for issuance. Participation in the 2005 Plan is limited to our employees, consultants and directors, and those of our affiliates. The 2005 Plan provides for grants of restricted stock and non-qualified stock options and incentive stock options to purchase shares of Common Stock.

The 2005 Plan provides for equitable adjustment of the number of shares subject to the 2005 Plan, the number of shares of each subsequent award of stock, and the unexercised portion of the stock option award described below in the event of a change in our capitalization due to a stock split, stock dividend re-capitalization, merger, or similar event.

Stock option grants made in connection with a non-employee director's beginning service must be 50% vested and exercisable on the date of grant and the remainder of the stock option will vest and become exercisable on the first anniversary of the date of grant. Stock option grants made in calendar years other than the calendar year in which a non-employee director begins service will vest and become exercisable as determined by the Board of Directors. The 2005 Plan provides for a "cashless exercise" procedure with respect to all stock options granted under the Stock Incentive Plan if the Common Stock is quoted on a national market or on the Over the Counter Bulletin Board.

      Unless terminated by the Board of Directors earlier, the 2005 Stock

Incentive Plan will terminate on May 31, 2015.

COMPENSATION OF DIRECTORS

      Under the 2005 Plan, each non-employee director may receive an option to purchase up to a maximum of 2,500,000 shares of Common Stock as of the date the non-employee director begins serving in that capacity.

Additionally, each non-employee director may also receive an option to purchase up to a maximum of an additional 2,500,000 shares of Common Stock in a calendar year. The exercise price for each option is the fair market value of the Common Stock at the time of grant. Subsequent to the fiscal year ended June 30, 2004, neither of our three non-

employee directors was awarded any options to purchase shares of Common Stock. Under no circumstances shall a non-employee director receive options to purchase more than 2,500,000 shares in the aggregate in any given calendar year.

.

      The Company maintains the 2005 Stock Incentive Plan for the benefit of eligible employees, consultants and non-employee directors of the Company. Our Board of Directors believes that the 2005 Stock Incentive Plan satisfies the Company's objective of enhancing our profitability and value for the benefit of our shareholders by enabling us to offer eligible employees, consultants and non-employee directors of the Company and its affiliates, stock-based incentives. We believe that this helps to create a means to raise the level of stock ownership by these individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our shareholders.

      Under the 2005 Stock Incentive Plan, we may grant non-qualified stock options and incentive stock options to purchase shares of Common Stock, and restricted stock. Currently, the aggregate maximum number of shares for which awards may be issued under the 2005 Stock Incentive Plan is 25,000,000 shares of Common Stock. The 2005 Stock Incentive Plan does provide for equitable adjustment of the number of shares subject to the 2005 Stock Incentive Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of the Company due to a stock split, stock dividend re-capitalization, merger or similar event. Other than with regard to incentive stock options, the number of shares that may be delivered under the 2005 Stock Incentive Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause the Company to withhold from the shares of Common Stock otherwise deliverable to him or her upon the exercise of an award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

      The authority to control and manage the operation and administration of the 2005 Stock Incentive Plan is vested in a Committee appointed by our Board of Directors from time to time. The Committee has discretion to: (i) determine the types, terms and conditions of all awards, including the exercise price or purchase price (if any), the performance goals and other earn-out and/or vesting contingencies and acceleration provisions; (ii) adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees); and (iii) delegate administrative responsibilities, to construe and interpret the terms of the 2005 Stock Incentive Plan and any agreements evidencing awards granted.

      The Committee, in its sole discretion, may grant stock options and restricted stock to employees and consultants of the Company and its subsidiary corporations. Participants are selected on the basis of demonstrated ability to contribute substantially to the Company. Our Board has authority to grant stock options to non-employee directors according to the 2005 Stock Incentive Plan. All awards are subject to the terms of a written agreement between the participant and the Company.

       The awards granted under the 2005 Stock Incentive Plan may be either incentive stock options, non-qualified stock options or restricted stock.

      The vesting schedule for any option granted under the 2005 Stock Incentive Plan, will be determined by our Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, instalments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.  The Committee has the right to accelerate the exercisability of any option.

      Unless otherwise determined by the Committee at grant, each stock option will provide that (i) if the participant engages in detrimental activity (as defined in the 2005 Stock Incentive Plan) prior to exercise of the stock option, all stock options held by the participant will terminate; (ii) as a condition of the exercise of a stock option, the participant must certify at the time of exercise that the participant is in compliance with the terms and conditions of the 2005 Stock Incentive Plan and that the participant has not engaged in, and does not intend to engage in, detrimental activity; and (iii) if the participant engages in detrimental activity, the Company is entitled to receive from the participant at any time within one year after such exercise, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). These provisions do not apply on or after a change in control (as defined in the 2005 Stock Incentive Plan).

INCENTIVE STOCK OPTIONS

      Stock options qualify as incentive stock options if they meet the requirements of Section 422 of the Internal Revenue Internal Revenue Code.  Incentive stock options may only be granted to employees of the Company or its parent or subsidiary and any person holding capital stock of the Company or its parent or subsidiary possessing more than 10% of the total combined voting power of all classes of capital stock of the Company.

To the extent that the aggregate Fair Market Value of the Company’s Common Stock, determined at the time of grant, with respect to which incentive stock options granted under this or any other Plan of the Company are exercisable for the first time by a Participant during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options.

        Notwithstanding anything in the Plan to the contrary, any incentive stock option granted to any Participant who, at the time of grant, is the owner, directly or indirectly, of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, shall (i) have a term not exceeding five years from the date of grant and (ii) shall have an Option Price of not less than 110% of the Fair Market Value of the Company’s Common Stock on the date the incentive stock option is granted

NON-QUALIFIED STOCK OPTIONS

      Non-qualified stock options may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to us and our affiliates. Stock options are non-qualified stock options if they do not meet the requirements for incentive stock options.

RESTRICTED STOCK

      The Committee may grant shares of restricted stock, which is an award of shares of Common Stock that is subject to the attainment of pre-established performance goals or other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of the Company, or any of its subsidiaries. Unless otherwise determined by the Committee at grant, each award of restricted stock will provide that if the participant engages in detrimental activity prior to, or during the one year period after, any vesting of restricted stock, the Committee may direct (at any time within two years thereafter) that all unvested restricted stock be immediately forfeited to the Company and that the participant will pay the Company an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above (this does not apply on or after a Change in Control). The purchase price of the restricted stock will be fixed by the Committee.

Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the award date by executing a restricted stock agreement, which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse, and paying whatever price (if any) the Committee designates. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an award of restricted stock will not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such award.

Section 162(m) of the Internal Revenue Code allows an employer a tax deduction for certain compensation in excess of $1,000,000 paid to "covered employees" (generally, the top five named executive officers listed on the Summary Compensation Table) of a publicly held corporation if the compensation is "qualified performance-based" compensation.

      Awards of restricted stock may or may not be structured to satisfy Section 162(m) of the Internal Revenue Code. Restricted stock that is intended to be performance-based under Section 162(m) of the Internal Revenue Code may be based upon the attainment of one or more of the following performance goals: (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's Common Stock; (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" means all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

      In addition, such performance criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the

Internal Revenue Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the performance criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.  Tax regulations generally require that shareholders re-approve the material terms of the performance criteria every five years.

      All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will non-qualified stock options or incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of the Company or its subsidiary corporations (a "10% Shareholder")).

      The exercise price per share of Common Stock subject to an incentive stock option or a stock option intended to be "performance-based" for purposes of Section 162(m) of the Internal Revenue Code will be determined by the Committee at the time of grant but will not be less than 100% of the fair market value of the shares of Common Stock at the time of grant. However, if an incentive stock option is granted to a 10% Shareholder, the exercise price will be no less than 110% of the fair market value of the Common Stock. The exercise price per share of Common Stock subject to a non-qualified stock option will be determined by the Committee.

      To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under this 2005 Stock Incentive Plan and/or any other stock option plan of the Company or any of its subsidiary or parent corporations exceeds $100,000, such options will be treated as non-qualified stock options. In addition, if an employee does not remain employed by the Company, or any of its subsidiary or parent corporations at all times from the time an incentive stock option is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option will be treated as a non-qualified stock option. Should any provision of this 2005 Stock Incentive Plan not be necessary in order for the stock options to qualify as incentive stock options, or should any additional provisions be required, the Committee may amend this 2005 Stock Incentive Plan accordingly, without the necessity of obtaining the approval of the Company shareholders.

      Payment of the purchase price is by (i) cash, check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market quoted on a national quotation system sponsored by the National Association of Securities Dealers, or on the Over The Counter Bulletin Board, and the Committee authorizes, through a "cashless exercise" procedure whereby the participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of stock options or by payment in full or in part in the form of Common Stock owned by the participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements based on the fair market value of the Common Stock on the payment date).

      Upon the award of restricted stock, the recipient has all rights of a shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

      Optionees do not have shareholder rights (e.g., right to vote and receive dividends) until they exercise their options and receive shares of Common Stock.

      According to our 2005 Stock Incentive Plan, a "change in control" occurs if: (i) we are dissolved or liquidated; (ii) we reorganize, merge or consolidate with one or more corporations where we are not the surviving entity; (iii) we liquidate or sell all of substantially all of our assets to a person who owns at least 50% or more of the combined voting power of our outstanding voting securities, or (iv) if a person becomes the beneficial owner of 50% or more of the combined voting power of our then outstanding securities (provided that if any person becomes the beneficial owner of such securities but does become entitled to the voting power of those securities, it does not constitute a change in control).

      Upon a change in control, unless otherwise provided in your award agreement: (i) any unvested outstanding options will become fully vested unless your option is either assumed or replaced with a substitute option covering the shares of a successor corporation; and (ii) restrictions as to which any shares of restricted stock are subject will lapse. However, upon the occurrence of an "acquisition event" (as defined in the 2005 Stock Incentive Plan), all outstanding options will become fully vested and will terminate unless they are exercised within 20 days after written notice of such "acquisition event."

      If our corporate structure changes or if our shares change (e.g., if we recapitalize, we split our stock, we consolidate, we undertake a rights offering, or we issue a stock dividend), the Committee will make appropriate adjustments to the number or class of shares which may be distributed under the 2005 Stock Incentive Plan and the option price or other price of shares subject to the outstanding awards under the 2005 Stock Incentive Plan in order to prevent enlargement of rights or substantial dilution.

      Non-employee directors receive an option to purchase up to 2,500,000 shares of Common Stock as of the date the non-employee Directors begins serving in that capacity. In addition, each non-employee director may receive an option to purchase up to 2,500,000 shares of Common Stock in a calendar year. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, 50% of which vest on the date of grant and 50% vest on the first anniversary of the date of grant, provided that the participant serves as a non-employee director of the Company on each vesting date.

      The following discussion of the federal income tax consequences of the granting and exercise of stock options under the 2005 Stock Incentive Plan, and the sale of Common Stock acquired as a result thereof is based on an analysis of the Internal Revenue Code, existing laws, judicial decisions, and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, a participant may also be subject to state, local, estate and gift tax consequences, none of which is described below. This discussion is limited to the U.S. federal income tax consequences to individuals, who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

INCENTIVE STOCK OPTIONS.

      Neither the grant, provided the holding periods described below are satisfied, nor the exercise of an incentive stock option will result in taxable income, to a participant or a tax deduction for the Company. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired upon exercise of an incentive stock option (determined at the time the option is exercised) and the exercise price for such shares will be considered part of the participant's income.

      If the applicable holding periods described below are satisfied, the sale of shares of Common Stock purchased upon the exercise of an incentive stock option will result in capital gain or loss to the participant and will not result in a tax deduction to the Company. To receive the foregoing tax treatment as to the shares acquired upon exercise of an incentive stock option, a participant must hold such shares for at least two years following the date the incentive stock option is granted and for one year following the date the incentive stock option is exercised, In addition, a participant generally must be an employee of the Company (or a subsidiary corporation of the Company) at all times between the date of grant and the date three months before exercise of the option.

      If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option that is equal to the lesser of: (i) the fair market value of the shares on the date of exercise minus the exercise price; or (ii) the amount realized on the disposition minus the exercise price, will be treated as ordinary compensation income in the taxable year of the disposition of the shares, with any remaining gain being treated as capital gain. If the holding periods are not satisfied, the Company will generally be entitled to a tax deduction equal to the amount of such ordinary income included in the participant's taxable income, subject to Section 162(m) of the Internal Revenue Code.

NON-QUALIFIED STOCK OPTIONS.

      No taxable income will be recognized by a participant at the time a non-qualified stock option is granted to him or her.

      Ordinary compensation income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares purchased by the participant over the exercise price for such shares.  Other than with regard to non-employee directors, this ordinary compensation income will also constitute wages subject to income tax withholding under the Internal Revenue Code and the Company will require the participant to make suitable arrangements to ensure that the participant remits to the Company an amount sufficient to satisfy all tax withholding requirements.

      The Company will generally be entitled to a deduction for federal income tax purposes at such time and in the same amount as the amount includable in the participant's ordinary income in connection with his or her exercise of a non-qualified stock option, subject to Section 162(m) of the Internal Revenue Code described herein.

      Upon a participant's subsequent sale or other disposition of shares purchased on exercise of a non-qualified stock option, the participant will recognize capital gain or loss (which may be short-term or long-term depending upon the participant's holding period) on the difference between the amount realized on such sale or other disposition and the participant's tax basis in the shares sold. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price for such shares and the amount includable in the participant's income with respect to such exercise and acquisition of the shares.

ALL STOCK OPTIONS.

      The following considerations may also apply to grants of non-qualified stock options and/or incentive stock options:

o   any officer and director of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options.

o   any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Internal Revenue Code regarding a $1,000,000 limitation on deductible compensation), and

o   in the event that the exercisability or vesting of any stock option is accelerated because of a change in control, payments relating to the stock option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Internal Revenue Code, which excess amounts may be subject to excise taxes.

      Options may not be sold, assigned, transferred, pledged or encumbered. . An option may only be exercised by the participant during his or her lifetime or, with approval by the Company’s Board of Directors, his or her estate, for a period of time after the participant's death. Restricted stock may not be transferred during the period or periods set by the Committee.

      Generally, our Board of Directors or the Committee has the power to amend, terminate or suspend all or any portion of the 2005 Stock Incentive Plan without shareholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the 2005 Stock Incentive Plan without the recipient's consent. Additionally, our Board of Directors may not, without further approval of the Company's shareholders, according to Nevada Law, solely to the extent required by the applicable provisions of Rule 16b-3, Sections 162(m) or 422 of the Internal Revenue Code, or the rules of any applicable exchange:

o   increase the aggregate number of shares of Common Stock that may be issued under this 2005 Stock Incentive Plan,

        o   increase the maximum individual participant limitations for a fiscal year,

o   change the classification of employees, consultants or non-employee directors eligible to receive awards under the 2005 Stock Incentive Plan,

        o   decrease the minimum option price of any stock option,

        o   extend the maximum stock option period,

        o   materially alter the performance criteria for restricted stock, or

        o   make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded.

      Unless terminated by our Board of Directors earlier, the 2005 Stock

Incentive Plan will terminate on May 31, 2015.